SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report:  January 8, 2001


                        Aladdin Oil Corporation/Buffalo V
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                      NONE                   86-0868911
 ---------------------------     ---------------         -------------------
(State or other jurisdiction    (Commission File            (IRS  Employer
     of incorporation)               Number)             Identification Number)


        11911 San Vincente Blvd., Ste 351, Los Angeles, California 90049
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (310) 806-0080

Item 5.  Other Events.
-------------------------------

Boxcar Investments Limited, LLC has purchased 6.5 Million shares of Aladdin Oil Corporation Stock through a private placement.

Boxcar Investments Limited, LLC's acquisition of 6.5 million shares in Aladdin Oil Corporation gives it a 36.275 % share in the company.

Boxcar Investments Limited, LLC is an accredited Nevada Limited Liability
Company.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 8, 2001                         ALADDIN OIL CORPORATION


                                                By:  /s/ Meghan Robins
                                                     ---------------------------
                                                         Meghan Robins
                                                         President